Exhibit 10.1.9

EXECUTION VERSION

Loan No. 07-0004416

BORROWER JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Agreement”), dated as of April 2, 2012, is by and between TEXAS FIFTEEN PROPERTY, L.L.C., a Delaware limited liability company (the “Subsidiary”), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as administrative agent for itself and the lenders (together with its successors and assigns, the “Administrative Agent”) under that certain Credit Agreement dated as of January 31, 2012 (as amended, restated, modified, supplemented and extended from time to time, the “Credit Agreement”), by and among AVIV FINANCING V, L.L.C., a Delaware limited liability company (the “Parent Borrower”), the other borrowers from time to time party thereto (together with the Parent Borrower, collectively the “Borrowers”), AVIV REIT, INC., a Maryland corporation, as a guarantor, the other guarantors from time to time party thereto, the lenders from time to time party thereto (collectively, the “Lenders”), and the Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The Credit Parties are required under the provisions of Section 6.14(a) of the Credit Agreement to cause the Subsidiary to become a “Borrower”.

Accordingly, the Subsidiary hereby agrees as follows with the Administrative Agent, for the benefit of itself and the Lenders:

1. The Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Subsidiary will be deemed to be a party to the Credit Agreement and a “Borrower” for all purposes of the Credit Agreement, and shall have all of the obligations of a Borrower thereunder as if it had executed the Credit Agreement. The Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Borrowers contained in the Credit Agreement. Without limiting the generality of the foregoing terms of this Section 1, the Subsidiary hereby jointly and severally together with the other Borrowers, agrees to promptly pay and perform the Obligations (whether now existing or hereafter arising) in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof. Each reference to a “Borrower” or a “Credit Party” in the Credit Agreement shall be deemed to include the Subsidiary.

2. The Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Subsidiary will be deemed to be a party to the Security and Pledge Agreement, and shall have all the obligations of an “Obligor” (as such term is defined in the Security and Pledge Agreement) thereunder as if it had executed the Security and Pledge Agreement. The Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Security and Pledge Agreement. Without limiting the generality of the foregoing terms of this Section 2, the Subsidiary hereby grants to the Administrative Agent, for the benefit of itself and the Lenders, a continuing security interest in and lien on, and, subject to the terms and conditions of the Security and Pledge Agreement, a right of set off against, any and all right, title and interest of the Subsidiary in and to the Collateral (as such term is defined in the Security and Pledge Agreement) of the Subsidiary. Each reference to an “Obligor” in the Security and Pledge Agreement shall be deemed to include the Subsidiary.

3. The Subsidiary hereby represents and warrants to the Administrative Agent that:

(i) The Subsidiary’s chief executive office and principal place of business as of the date hereof are (and for the prior four (4) months have been) located at the locations set forth on Schedule 1 hereto and the Subsidiary keeps its books and records at such locations.

(ii) The type of Collateral owned by the Subsidiary and the location of all Collateral owned by the Subsidiary is as shown on Schedule 2 hereto.

(iii) The Subsidiary’s exact legal name and state of incorporation or formation as of the date hereof are as set forth on Schedule 3 hereto and the Subsidiary has not in the past four (4) months changed its name, been party to a merger, consolidation or other change in structure or used any tradename except as set forth in Schedule 3 hereto.

(iv) All Capital Stock owned by the Subsidiary and all Instruments (as defined in the UCC (as defined in the Security and Pledge Agreement)), Documents (as defined in the UCC), or Tangible Chattel Paper (as defined in the UCC) that are required to be pledged and/or delivered to Administrative Agent pursuant to the Security and Pledge Agreement are set forth on Schedule 4 attached hereto.

(v) All Commercial Tort Claims (as defined in the Security and Pledge Agreement) are listed on Schedule 5 attached hereto.

(v) Attached hereto as Schedule 6 is an updated version of Part I of Schedule 5.12 to the Credit Agreement.

4. The Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Subsidiary will be deemed to be a party to the Hazardous Materials Indemnity Agreement and an “Indemnitor” for all purposes of the Hazardous Materials Indemnity Agreement, and shall have all of the obligations of an Indemnitor thereunder as if it had executed the Hazardous Materials Indemnity Agreement. The Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Indemnitor contained in the Hazardous Materials Indemnity Agreement. Without limiting the generality of the foregoing terms of this Section 4, the Subsidiary hereby jointly and severally together with the other Indemnitor, guarantees to each Lender and the Administrative Agent, the prompt payment and performance of the indemnification obligations and other covenants (whether now existing or hereafter arising) under the Hazardous Materials Indemnity Agreement strictly in accordance with the terms thereof. Each reference to an “Indemnitor” in the Hazardous Materials Indemnity Agreement shall be deemed to include the Subsidiary.

5. The Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Subsidiary will be deemed to be a party to all of the other Credit Documents not specifically enumerated herein to which Borrowers are a party (the “Other Credit Documents”) for all purposes of the Other Credit Documents, and shall have all of the obligations of a Borrower thereunder as if it had executed the Other Credit Documents. The Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Borrowers contained in the Other Credit Documents. Without limiting the generality of the foregoing terms of this Section 5, the Subsidiary hereby jointly and severally together with the other Borrowers, guarantees to each Lender and the Administrative Agent, the prompt performance of the obligations and covenants (whether now existing or hereafter arising) under the Other Credit Documents strictly in accordance with the terms thereof. Each reference to a “Borrower” or a “Credit Party” in the Other Credit Documents shall be deemed to include the Subsidiary.

6. The address of the Subsidiary for purposes of all notices and other communications under the Credit Agreement and the other Credit Documents is the address for any other Credit Party set forth in Section 10.02 of the Credit Agreement.

7. The following change is hereby deemed made to the Schedules attached to the Credit Agreement: the Subsidiary is added to Schedule 1.01 as a Subsidiary Borrower.

8. The Subsidiary hereby agrees that it will deliver the items set forth on Schedule 7 within the time periods specified therein.

9. The Subsidiary hereby waives acceptance by the Administrative Agent and the Lenders of this Agreement by the Subsidiary upon the execution of this Agreement by the Subsidiary.

10. The Subsidiary acknowledges and confirms that it has received a copy of the Credit Agreement, Security and Pledge Agreement, the Hazardous Materials Indemnity Agreement, and the Other Credit Documents and, in each case, all schedules and exhibits thereto.

11. The Subsidiary represents and warrants to the Administrative Agent and the Lenders that this Agreement has been duly executed and delivered by the Subsidiary and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditor’s rights generally and subject to general principals of equity, regardless of whether considered in a proceeding in equity or at law.

12. This Agreement may be executed in one or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

13. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Illinois, without regard to conflict of laws principles.

[Remainder of page intentionally blank; signature page follows]

IN WITNESS WHEREOF, the Subsidiary has caused this Joinder Agreement to be duly executed by its authorized officer, and the Administrative Agent, for the benefit of itself and the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

TEXAS FIFTEEN PROPERTY, L.L.C.,

a Delaware limited liability company

By:	AVIV FINANCING V, L.L.C.,

a Delaware limited liability company,

its sole member

By:	AVIV HEALTHCARE PROPERTIES OPERATING PARTNERSHIP I, L.P.,

a Delaware limited partnership,

its sole member

By:	AVIV HEALTHCARE PROPERTIES LIMITED PARTNERSHIP,

a Delaware limited partnership,

its general partner

By:	AVIV REIT, INC.,

a Maryland corporation,

its general partner

By:	/s/ Samuel H. Kovitz
Name:	Samuel H. Kovitz
Its:	Executive Vice President, General Counsel,
and	Secretary

[GE/Aviv V – Revolver Joinder– Texas Fifteen Property, L.L.C.]

Acknowledged and accepted:

GENERAL ELECTRIC CAPITAL CORPORATION,

as Administrative Agent

By:	/s/ Ellen Ross
Name:	Ellen Ross
Title:	Duly Authorized Signatory

[GE/Aviv V – Revolver Joinder– Texas Fifteen Property, L.L.C.]

Schedule 1

to Borrower Joinder Agreement

CHIEF EXECUTIVE OFFICE AND PRINCIPAL PLACE OF BUSINESS

Texas Fifteen Property, L.L.C.

303 West Madison Street

Suite 2400

Chicago, IL 60606

The Subsidiary was formed within four (4) months of entering into this Agreement.

Schedule 2

to Borrower Joinder Agreement

TYPE AND LOCATION OF COLLATERAL

None.

Schedule 3

to Borrower Joinder Agreement

LEGAL NAME AND STATE OF INCORPORATION/FORMATION

Texas Fifteen Property, L.L.C. - Delaware

The Subsidiary was formed within four (4) months of entering into this Agreement.

Schedule 4

to Borrower Joinder Agreement

CAPITAL STOCK, INSTRUMENTS, DOCUMENTS, TANGIBLE CHATTEL PAPER

None.

Schedule 5

to Borrower Joinder Agreement

COMMERCIAL TORT CLAIMS

None.

Schedule 6

to Borrower Joinder Agreement

Updated Part I of Schedule 5.12 – Real Property Asset Matters

Site No.	Borrowing Base Asset Address	Borrower/Owner	Facility Lease	Eligible Tenant[1]	Facility Operating Lease Termination Date	Ground Leases
1	14318 Ohio Street, Baldwin Park, CA 91706	Casa/Sierra California Associates, L.L.C.

1. Lease dated 7/21/08

2. Consent Agreement dated 7/21/08

3. First Amendment to Lease dated 12/9/08

4. Second Amendment to Lease dated 08/24/2009

5. Unconditional Guaranty of Lease dated 7/21/08

6. Third Amendment to Lease dated 10/26/2010

				Sierra View Care Holdings, LLC	7/31/2018	N/A

2	651 North Main Street, Pomona, CA 91768	Pomona Vista L.L.C.

1. Lease dated 7/21/08

2. Consent Agreement dated 7/21/08

3. First Amendment to Lease dated 12/9/08

4. Second Amendment to Lease dated 08/24/2009

5. Unconditional Guaranty of Lease dated 7/21/08

6. Third Amendment to Lease dated 10/26/2010

				MJB Partners, LLC	7/31/2018	N/A

3	3541 Puente Avenue, Baldwin Park, CA 91706	Rose Baldwin Park Property L.L.C.

1. Lease dated 7/21/08

2. Consent Agreement dated 7/21/08

3. First Amendment to Lease dated 12/9/08

4. Second Amendment to Lease dated 08/24/2009

5. Third Amendment to Lease dated 8/10/2010

6. Unconditional Guaranty of Lease dated 7/21/08

7. Third Amendment to Lease dated 10/26/2010

				Puente Partners, LLC	7/31/2018	N/A

4	8487 Magnolia Avenue, Riverside, CA 92504	Casa/Sierra California Associates, L.L.C.

1. Sublease dated 7/21/08

2. Consent Agreement dated 7/21/08

3. Replacement Facility Agreement dated 7/21/08

4. First Amendment to Sublease dated 12/9/08

5. Assignment and Assumption of Sublease dated 12/12/08

6. Second Amendment to Sublease dated 08/24/2009

7. Unconditional Guaranty of Lease dated 7/21/08

8. Third Amendment to Sublease dated 10/26/2010

				Riverside Equities, LLC	7/31/2018	N/A

[1]	Unless otherwise noted, the address of Eligible Tenant is the Real Property Asset Address.

Site No.	Borrowing Base Asset Address	Borrower/Owner	Facility Lease	Eligible Tenant[1]	Facility Operating Lease Termination Date	Ground Leases
5	407 North Locust Street, Peabody, KS 66866	Peabody Associates Two, L.L.C.

1. Lease dated 3/7/2011

2. Unconditional Guaranty of Lease dated 3/7/2011

3. Unconditional Guaranty of Lease dated 4/19/2011

4. First Amendment to Lease dated 5/16/2011

5. Second Amendment to Lease dated 10/31/2011

				Peabody Care Center LLC	4/30/2021	N/A

6	1319 South Seville Street, Wichita, KS 67209	Sedgwick Properties, L.L.C.	1. Master Lease dated 4/19/2011 2. Unconditional Guaranty of Master Lease dated 4/19/2011 3. First Amendment to Master Lease dated 5/19/2011 4. Second Amendment to Master Lease dated 10/31/2011	Seville Care Center LLC	4/30/2021	N/A

7	200 North Main Street, Haviland, KS 67059	Sedgwick Properties, L.L.C.	1. Master Lease dated 4/19/2011 2. Unconditional Guaranty of Master Lease dated 4/19/2011 3. First Amendment to Master Lease dated 5/19/2011 4. Second Amendment to Master Lease dated 10/31/2011	Haviland Care Center LLC	4/30/2021	N/A

8	1221 Larimer Street, Pratt, KS 67124	Sedgwick Properties, L.L.C.	1. Master Lease dated 4/19/2011 2. Unconditional Guaranty of Master Lease dated 4/19/2011 3. First Amendment to Master Lease dated 5/19/2011 4. Second Amendment to Master Lease dated 10/31/2011	Pratt Care Center LLC	4/30/2021	N/A

9	Sycamore Street, P.O. Box 108, Greenville, MO 63944	Southeast Missouri Property, L.L.C.	1. Master Lease dated 9/28/2010 2. Unconditional Guaranty of Lease dated 9/28/2010 3. First Amendment to Master Lease dated 10/26/2010	Benchmark Healthcare of Greenville, LLC	9/30/2020	N/A

10	290 W. State Highway 162, Portageville, MO 63873	Southeast Missouri Property, L.L.C.	1. Master Lease dated 9/28/2010 2. Unconditional Guaranty of Lease dated 9/28/2010 3. First Amendment to Master Lease dated 10/26/2010	Benchmark Healthcare of Portageville, LLC	9/30/2020	N/A

11	300 East Hornbeck, Senath, MO 63876	Southeast Missouri Property, L.L.C.	1. Master Lease dated 9/28/2010 2. Unconditional Guaranty of Lease dated 9/28/2010 3. First Amendment to Master Lease dated 10/26/2010	Heritage Gardens of Senath, LLC	9/30/2020	N/A

Site No.	Borrowing Base Asset Address	Borrower/Owner	Facility Lease	Eligible Tenant[1]	Facility Operating Lease Termination Date	Ground Leases
12	300 East Hornbeck, Senath, MO 63876	Southeast Missouri Property, L.L.C.	1. Master Lease dated 9/28/2010 2. Unconditional Guaranty of Lease dated 9/28/2010 3. First Amendment to Master Lease dated 10/26/2010	Heritage Gardens of Senath South, LLC	9/30/2020	N/A

13	600 First Ave North, Hot Springs, MT 59845	Montana Associates, L.L.C.

1. Lease dated 2/26/97

2. First Amendment to Lease dated 5/7/97

3. Second Amendment to Lease dated 12/17/03

4. Third Amendment to Lease dated 10/25/06

5. Fourth Amendment to Lease dated 11/15/07

6. Fifth Amendment to Lease dated 8/1/08

7. Sixth Amendment to Lease dated 4/30/09

8. Unconditional Guaranty of Lease dated 2/26/97

				Evergreen at Hot Springs, L.L.C.	2/28/2015	N/A

14	9 14th Avenue, Polson, MT 59860	Montana Associates, L.L.C.

1. Lease dated 2/26/97

2. First Amendment to Lease dated 5/7/97

3. Second Amendment to Lease dated 12/17/03

4. Third Amendment to Lease dated 10/25/06

5. Fourth Amendment to Lease dated 11/15/07

6. Fifth Amendment to Lease dated 8/1/08

7. Sixth Amendment to Lease dated 4/30/09

8. Unconditional Guaranty of Lease dated 2/26/97

				Evergreen at Polson, L.L.C.	2/28/2015	N/A

15	1000 FM 3220, Clifton, TX 76634	Missouri Associates, L.L.C.

1. Lease dated 8/1/03

2. First Amendment to Lease dated 5/31/06

3. Second Amendment to Lease dated 7/15/09

4. Letter dated 4/21/2010 exercising 5-year extension option

5. Unconditional Guaranty of Lease dated 8/1/03

6. Third Amendment to Lease dated 11/30/2010

7. Fourth Amendment to Lease dated 4/29/2011

8. Fifth Amendment to Lease dated 4/1/2012

				Clifton Nursing and Rehabilitation, L.P.	5/31/2021	N/A

16	316 General Cavazos Boulevard, Kingsville, TX 78363	Kingsville Texas, L.L.C.

1. Lease dated 5/31/06

2. First Amendment to Lease dated 7/15/09

3. Letter dated 4/21/2010 exercising 5-year extension option

4. Unconditional Guaranty of Lease dated 5/31/06

5. Second Amendment to Lease dated 11/30/2010

6. Third Amendment to Lease dated 4/29/2011

7. Fourth Amendment to Lease dated 4/1/2012

				Kleberg County Nursing and Rehabilitation, L.P.	5/31/2021	N/A

Site No.	Borrowing Base Asset Address	Borrower/Owner	Facility Lease	Eligible Tenant[1]	Facility Operating Lease Termination Date	Ground Leases
17	7804 Virgil R Anthony Boulevard, Watauga, TX 76418	Watauga Associates, L.L.C.

1. Lease dated 8/1/03

2. First Amendment to Lease dated 5/31/06

3. Second Amendment to Lease dated 7/15/09

4. Letter dated 4/21/2010 exercising 5-year extension option

5. Unconditional Guaranty of Lease dated 8/1/03

6. Third Amendment to Lease dated 11/30/2010

7. Fourth Amendment to Lease dated 4/29/2011

8. Fifth Amendment to Lease dated 4/1/2012

				North Pointe Nursing and Rehabilitation, L.P.	5/31/2021	N/A

18	510 North 3rd Street, Orange, TX 77630	Orange, L.L.C.

1. Lease dated 8/1/03

2. First Amendment to Lease dated 5/31/06

3. Letter dated 4/21/2010 exercising 5-year extension option

4. Unconditional Guaranty of Lease dated 8/1/03

5. Second Amendment to Lease dated 11/30/2010

6. Third Amendment to Lease dated 4/29/2011

7. Fourth Amendment to Lease dated 4/1/2012

				Orange Villa Nursing and Rehabilitation, L.P.	5/31/2021	N/A

19	3000 Cardinal Drive, Orange, TX 77630	Orange, L.L.C.

1. Lease dated 8/1/03

2. First Amendment to Lease dated 5/31/06

3. Second Amendment to Lease dated 7/15/09

4. Letter dated 4/21/2010 exercising 5-year extension option

5. Unconditional Guaranty of Lease dated 8/1/03

6. Third Amendment to Lease dated 11/30/2010

7. Fourth Amendment to Lease dated 4/29/2011

8. Fifth Amendment to Lease dated 4/1/2012

				Pinehurst Nursing and Rehabilitation, L.P.	5/31/2021	N/A

20	1117 South Adams Street, Fredericksburg, TX 78624	Fredericksburg South Adams Street, L.L.C.

1. Lease dated 3/31/2011

2. Unconditional Guaranty of Lease dated 3/31/2011

3. First Amendment to Lease dated 5/25/2011

4. Second Amendment to Lease dated 8/16/2011

5. Third Amendment to Lease dated 4/1/2012

				Fredericksburg Nursing and Rehabilitation, L.P.	5/31/2021	N/A

21	350 Springhill Street, Jasper, TX 75951	Jasper Springhill Street, L.L.C.

1. Lease dated 3/31/2011

2. Unconditional Guaranty of Lease dated 3/31/2011

3. First Amendment to Lease dated 5/25/2011

4. Second Amendment to Lease dated 8/16/2011

5. Third Amendment to Lease dated 4/1/2012

				Jasper Nursing and Rehabilitation, L.P.	5/31/2021	N/A

22	2901 Sterling Hart Drive, Commerce, TX 75248	Commerce Sterling Hart Drive, L.L.C.

1. Lease dated 3/31/2011

2. Unconditional Guaranty of Lease dated 3/31/2011

3. First Amendment to Lease dated 5/25/2011

4. Second Amendment to Lease dated 8/16/2011

5. Third Amendment to Lease dated 4/1/2012

				Oak Manor Nursing and Rehabilitation, L.P.	5/31/2021	N/A

Site No.	Borrowing Base Asset Address	Borrower/Owner	Facility Lease	Eligible Tenant[1]	Facility Operating Lease Termination Date	Ground Leases
23	99 Rigby Owen Road, Conroe, TX 77304	Conroe Rigby Owen Road, L.L.C.

1. Lease dated 3/31/2011

2. Unconditional Guaranty of Lease dated 3/31/2011

3. First Amendment to Lease dated 5/25/2011

4. Second Amendment to Lease dated 8/16/2011

5. Third Amendment to Lease dated 4/1/2012

				Woodland Manor Nursing and Rehabilitation, L.P.	5/31/2021	N/A

24	4501 Dudmar Drive, Austin, TX 78735	Texas Fifteen Property, L.L.C.	1. Master Lease dated 3/9/2012 2. Unconditional Guaranty of Master Lease dated 3/9/2012 3. First Amendment to Master Lease dated 4/1/2012	Monte Siesta Nursing and Rehabilitation, L.P.	3/31/2024	N/A

25	188 Old Austin Highway, Bastrop, TX 78602	Texas Fifteen Property, L.L.C.	1. Master Lease dated 3/9/2012 2. Unconditional Guaranty of Master Lease dated 3/9/2012 3. First Amendment to Master Lease dated 4/1/2012	Silver Pines Nursing and Rehabilitation, L.P.	3/31/2024	N/A

26	2660 Brickyard Road, Beaumont, TX 77703	Texas Fifteen Property, L.L.C.	1. Master Lease dated 3/9/2012 2. Unconditional Guaranty of Master Lease dated 3/9/2012 3. First Amendment to Master Lease dated 4/1/2012	Spring Creek Nursing and Rehabilitation, L.P.	3/31/2024	N/A

27	1102 River Road, Boerne, TX 78006	Texas Fifteen Property, L.L.C.	1. Master Lease dated 3/9/2012 2. Unconditional Guaranty of Master Lease dated 3/9/2012 3. First Amendment to Master Lease dated 4/2/2012	Riverview Nursing and Rehabilitation, L.P.	3/31/2024	N/A

28	696 FM 99, Karnes City, TX 78118	Texas Fifteen Property, L.L.C.	1. Master Lease dated 3/9/2012 2. Unconditional Guaranty of Master Lease dated 3/9/2012 3. First Amendment to Master Lease dated 4/2/2012	Bluebonnet Nursing and Rehabilitation, L.P.	3/31/2024	N/A

29	2224 North Carroll Boulevard, Denton, TX 76201	Texas Fifteen Property, L.L.C.	1. Master Lease dated 3/9/2012 2. Unconditional Guaranty of Master Lease dated 3/9/2012 3. First Amendment to Master Lease dated 4/2/2012	Cottonwood Nursing and Rehabilitation, L.P.	3/31/2024	N/A

30	1615 11th Street, Floresville, TX 78114	Texas Fifteen Property, L.L.C.	1. Master Lease dated 3/9/2012 2. Unconditional Guaranty of Master Lease dated 3/9/2012 3. First Amendment to Master Lease dated 4/2/2012	Regency Manor Nursing and Rehabilitation, L.P.	3/31/2024	N/A

Site No.	Borrowing Base Asset Address	Borrower/Owner	Facility Lease	Eligible Tenant[1]	Facility Operating Lease Termination Date	Ground Leases
31	809 East Navarro Avenue, DeLeon, TX 76444	Texas Fifteen Property, L.L.C.	1. Master Lease dated 3/9/2012 2. Unconditional Guaranty of Master Lease dated 3/9/2012 3. First Amendment to Master Lease dated 4/2/2012	DeLeon Nursing and Rehabilitation, L.P.	3/31/2024	N/A

32	901 Central Texas Expressway, Lampasas, TX 76550	Texas Fifteen Property, L.L.C.	1. Master Lease dated 3/9/2012 2. Unconditional Guaranty of Master Lease dated 3/9/2012 3. First Amendment to Master Lease dated 4/1/2012	Spring Oaks Nursing and Rehabilitation, L.P.	3/31/2024	N/A

33	803 South Alamo Road, Levelland, TX 79336	Texas Fifteen Property, L.L.C.	1. Master Lease dated 3/9/2012 2. Unconditional Guaranty of Master Lease dated 3/9/2012 3. First Amendment to Master Lease dated 4/1/2012	Lynwood Nursing and Rehabilitation, L.P.	3/31/2024	N/A

34	2510 West 8th Street, Odessa, TX 79763	Texas Fifteen Property, L.L.C.	1. Master Lease dated 3/9/2012 2. Unconditional Guaranty of Master Lease dated 3/9/2012 3. First Amendment to Master Lease dated 4/1/2012	Sienna Nursing and Rehabilitation, L.P.	3/31/2024	N/A

35	705 NE Georgia Avenue, Sweetwater, TX 79556	Texas Fifteen Property, L.L.C.	1. Master Lease dated 3/9/2012 2. Unconditional Guaranty of Master Lease dated 3/9/2012 3. First Amendment to Master Lease dated 4/1/2012	Nolan Nursing and Rehabilitation, L.P.	3/31/2024	N/A

36	2800 North Midland Drive, Midland, TX 79707	Texas Fifteen Property, L.L.C.	1. Master Lease dated 3/9/2012 2. Unconditional Guaranty of Master Lease dated 3/9/2012 3. First Amendment to Master Lease dated 4/1/2012	Terrace West Nursing and Rehabilitation, L.P.	3/31/2024	N/A

37	1020 North County Road West, Odessa, TX 79763	Texas Fifteen Property, L.L.C.	1. Master Lease dated 3/9/2012 2. Unconditional Guaranty of Master Lease dated 3/9/2012 3. First Amendment to Master Lease dated 4/1/2012	Deerings Nursing and Rehabilitation, L.P.	3/31/2024	N/A

38	3800 Marina Drive, Lake Worth, TX 76135	Texas Fifteen Property, L.L.C.	1. Master Lease dated 3/9/2012 2. Unconditional Guaranty of Master Lease dated 3/9/2012 3. First Amendment to Master Lease dated 4/1/2012	Lake Lodge Nursing and Rehabilitation, L.P.	3/31/2024	N/A

Schedule 7

to Borrower Joinder Agreement

1.	Promptly after the date of this Agreement, complete, or cause to be completed, the immediate repairs with respect to any Real Property Asset owned by the Subsidiary set forth in the summary (“Summary”) attached hereto as Annex I within the time periods specified in the “Time to Complete” column on Annex I attached hereto. In the event of any inconsistency between matters set forth in the Summary and the actual property condition report (“PCR”), the PCR shall govern. Additionally, (a) to the extent backup generators and smoke detectors are referenced in any PCR, such items will only be required to the extent such items are required under the respective Facility Operating Lease or by any governing state or local Governmental Authority, (b) to the extent any roof replacements are referenced in any PCR, such replacement will be waived if the repair of such roof will be warranted for an additional 5 years for the date of such repair and (c) any repairs recommended in any required mold or engineering studies must be completed within the time recommended in such study to the satisfaction of the Administrative Agent.

2.	Promptly after the date of this Agreement, provide evidence reasonably satisfactory to the Administrative Agent of completion of the environmental commitments set forth on Annex II attached hereto, within the time periods specified therein.

3.	Promptly after the date of this Agreement, and in any event no later than 30 days after the date hereof, either (a) (i) acquire the parcel described as Tract 2 (the “Parking Parcel”) on that certain survey for 3800 Marina Drive, Lake Worth, TX 76135 dated as of March 30, 2012, which Parking Parcel is adjacent to the Real Property Asset located at 3800 Marina Drive, Lake Worth, TX 76135 (“Site 38”), (ii) amend the Mortgage Instrument encumbering Site No. 38 to include the Parking Parcel, and (iii) endorse the Site 38 Mortgage Policy in form and substance reasonably acceptable to Administrative Agent to, inter alia, confirm that the Mortgage Instrument, as amended, constitutes a valid and enforceable lien on Site 38 and the Parking Parcel, free and clear of all defects and encumbrances except Permitted Liens or (b) (i) reconfigure the parking accommodations on Site 38 and (ii) provide a revised survey and a zoning report indicating that Site 38 is in compliance with applicable zoning laws. If the Subsidiary fails to meet the obligations set forth in this paragraph 3, Site 38 shall no longer be eligible as a Borrowing Base Asset, Subsidiary shall recalculate the Borrowing Base Amount excluding Site 38, and to the extent the reduced Borrowing Base Amount would require the Borrowers to make a mandatory prepayment pursuant to Section 2.04(b) of the Credit Agreement, Subsidiary shall make, or shall cause Borrowers to make, such prepayment.

4.	Promptly after the date of this Agreement, and in any event no later than 30 days after the date hereof, deliver a current healthcare license and/or permit for Site No. 25 in form and substance reasonably satisfactory to the Administrative Agent.

5.	Promptly after the date of this Agreement, and in any event no later than 15 days after the date hereof, cause Site No. 34 to be re-inspected by the fire marshal and provide evidence reasonably satisfactory to the Administrative Agent that there are no fire or safety violations present. If the Subsidiary fails to meet the obligations set forth in this paragraph 5, (i) Site No. 34 shall no longer be eligible as a Borrowing Base Asset, (ii) Subsidiary shall recalculate the Borrowing Base Amount excluding Site 34, and (iii) to the extent the reduced Borrowing Base Amount would require the Borrowers to make a mandatory prepayment pursuant to Section 2.04(b) of the Credit Agreement, Subsidiary shall make, or shall cause the Borrowers to make, such prepayment.

Annex I

Immediate Repairs

Site No.	Property Name	Property Address	State	Immediate Repair Estimate	Immediate Repair Description*	Time to Complete
26	Spring Creek Nursing & Rehab	2660 Brickyard Road Beaumont	TX	$11,000	Replace call System in Wing 100; Repair concrete sidewalk (trip hazard)	30 days to complete all immediate repairs

35	Nolan Nursing & Rehab	705 NE Georgia Avenue Sweetwater	TX	$33,000	Upgrade electrical system (service panels are inadequate for building demands)	30 days to complete all immediate repairs

37	Deerings Nursing & Rehab	1020 North County Road West Odessa	TX	$157,446	Install sprinkler coverage in 75% of unsprinkled building	90 days to complete all immediate repairs

*	Note that this is a summary prepared for convenience and any inconsistency between this summary and the actual property condition reports shall be governed by the applicable property condition report.

Annex II

Environmental Commitments

Issue	Site(s) Covered	Actions and Timing
Contaminated Soil/Leakage	32 (Spring Oaks) 33 (Lynwood)	Within 60 days after the date of the Agreement, cause the applicable Tenants to repair source of the oil or other liquid leak/release from the generators and clean the impacted soil